[GRAPHIC OMITTED]
                             NEW IRELAND FUND LOGO

                               [GRAPHIC OMITTED]
     PIC - COVER PHOTOGRAPH GEORGIAN DOOR, ST. STEPHEN'S GREEN, DUBLIN CITY

                                  ANNUAL REPORT
                               OCTOBER 31, 2001

       COVER PHOTOGRAPH -- GEORGIAN DOOR, ST. STEPHEN'S GREEN, DUBLIN CITY
                    Provided courtesy of Irish Tourist Board.

                                CHAIRMAN'S LETTER

Dear Shareholder,

INTRODUCTION

     Before getting immersed in matters related to the Fund, on behalf of the Board of the Fund, I would again like to offer sincere sympathies to all those who were effected by the tragic events of September 11th. Being an Irish fund, we are particularly mindful of the heroic part played by the many Irish and Irish Americans in the New York Fire Department and the New York Police Department, a large number of whom are now lost forever.

     As a mark of respect for those who perished and as an indication of its support for the United States, the whole Irish Nation closed for a full day of sympathy shortly after the disaster and the Irish people continue to be truly at one with the people of the United States in these difficult times.

     The past 12 months have been a very difficult period for the World's economies and, as must be expected due to the openness of its economy, Ireland has also suffered to a considerable extent. Despite this, as discussed more fully below, Ireland's economy remains strong, relative to other OECD countries, with 2001 calendar year GNP growth being forecast at around 6.0 %.

     During the year, changes were made to the Fund's investment policies and, in implementing these, certain actions were taken to reposition the Fund which we are hopeful will result in positive growth during the coming 12 months.

     In more general terms, we believe that we can look forward in confidence to the prospect of recoveries in both economies and stock markets, underpinned by low interest rates and improving investor sentiment. The excesses of 2000 have been largely removed from stock prices and valuations are broadly reasonable and in many cases compelling. We remain confident that Ireland retains an attractive economic environment and offers numerous exciting investment opportunities. The New Ireland Fund offers investors a focussed play on Ireland's established and emerging growth companies.

     In early November, the Board of the Fund declared a distribution for the fiscal year ended October 31, 2001, in an amount of $0.725 per share. Unless the cash alternative is opted for, this distribution will be paid on December 28, 2001 by way of new stock issued to all shareholders of record on November 13, 2001. The new share allocation represents a full distribution of fiscal 2001 long term capital gains of $0.691 and income of $0.034 per share, based on the lower of Net Asset Value ("NAV") or market value at close of business on December 14, 2001.

PERFORMANCE

     Prior to reviewing the Fund's fiscal year ended October 31, 2001, I would like to comment briefly on the final quarter. During this period, the Fund's NAV declined by 9.97% as weak economies and difficult global equity markets impacted on the performance of the Fund. In the same period, the Irish equity market declined by 11.3% and the Davy Irish Technology Index declined by 31.1%, both in US dollar terms.

     For the fiscal year ended October 31, 2001, the Fund's NAV declined by 33.7%. The Fund paid a dividend of $2.66 to shareholders in December 2000 and when account is taken of the reinvestment of this distribution, the return to stockholders was a negative 23.7%. As highlighted in recent reports to shareholders, the adoption of a more growth-orientated bias for the Fund is being implemented in an extremely challenging environment. For example, the global technology industry is in the middle of a severe downturn and Ireland's emerging growth companies in this sector, have also been hit hard. The Davy Technology Index, a benchmark for this sector of the Irish market, declined by 79.4% over the Fund's fiscal year while, in the same period, the broadly based ISEQ Irish equity index declined by 5.4% in US dollar terms.

     During fiscal 2001, we continued to implement the Share Repurchase Program and, over the 12 months, the Fund repurchased and retired 176,200 shares at a cost of $2,030,354. These repurchases represent a reduction of 3.32% of Fund shares, in issue after adjustment for last year's capital distribution, and they have positively impacted the Fund's NAV by 8 cents per share. Since commencement of the Program, share repurchases totalling 444,900 have positively impacted NAV by 35 cents per share of the number of shares in issue after adjustment is made for last years capital distribution.

ECONOMIC REVIEW

     There is an emerging consensus amongst both domestic and international economists that 2001 marks the end of an extraordinary period of buoyant Irish economic growth. While the severity and the length of this slowdown is unclear, it is obvious that Ireland is not immune to deteriorating international economic conditions and the specific difficulties in the information technology and communications industries. The Irish Central Bank is forecasting GNP growth in 2001 of 6.0% and expects growth in 2002 of 4.5%. It should be noted that there are a number of other forecasters that expect somewhat lower growth rates given the aforementioned challenging external environment.

     These forecasted growth rates are the envy of most struggling international economies but they must be put in the context of growth rates of 8.2% and 10.4% in 1999 and 2000 respectively. The transition to lower growth rates presents challenges both for the Irish Government and companies operating in Ireland. Tax receipts in the first ten months of 2001 were just 2.6% higher than 2000 and the Government must now bring spending into line with the slower growth to maintain Ireland's excellent fiscal position. For companies, the challenge is to re-align their business models for more moderate near-term expansion while maintaining a platform for future growth.

     The most recent Irish unemployment rate is 4.2% in comparison to 3.6% in July. 2001. This is the first quarter since 1995 in which the rate had risen and employment conditions are likely to worsen in the coming months. On a positive note, the domestic and international slowdown is having a positive impact on consumer price inflation with the rate of inflation declining to 3.8% in November as compared to 4.8% in July.

EQUITY MARKET REVIEW

     As the following table highlights, both the quarter under review and the year under review were challenging periods for equity investors.

                             QUARTER ENDED                   YEAR ENDED
                           OCTOBER 31, 2001               OCTOBER 31, 2001
                         ---------------------------------------------------
                         LOCAL                          LOCAL
                        CURRENCY        U.S. $         CURRENCY        U.S. $
                        --------        ------         --------        ------
Irish Equities (ISEQ)   -13.8%          -11.3%          -10.9%          -5.4%
Davy Irish Tech Index   -32.9%          -31.1%          -78.1%         -79.4%

                             QUARTER ENDED                   YEAR ENDED
                           OCTOBER 31, 2001               OCTOBER 31, 2001
                         ---------------------------------------------------
                         LOCAL                          LOCAL
                        CURRENCY        U.S. $         CURRENCY        U.S. $
                        --------        ------         --------        ------
US Equities (S&P 500)   -12.5%          -12.5%          -25.8%         -25.8%
NASDAQ                  -16.6%          -16.6%          -49.8%         -49.8%
UK Equities              -9.4%           -7.5%          -21.5%         -21.4%

Japanese Equities       -11.0%           -9.2%          -23.2%         -31.5%
Euroland Equities       -15.0%          -12.5%          -31.3%         -25.8%
Neuer Markt             -20.5%          -17.0%          -76.3%         -70.8%
German Equities         -20.9%          -18.4%          -33.3%         -27.8%
French Equities         -14.6%          -12.1%          -32.1%         -26.6%
Dutch Equities          -16.5%          -14.0%          -32.2%         -26.7%

     Difficult economic conditions, falling earnings estimates and the tragic events of September 11th resulted in broadly based declines in stock prices. In particular, conditions continue to deteriorate in technology and telecommunications industries with significant share price declines in most of the Fund's investments in these sectors of the market. As highlighted in recent quarterly reports we have been slow to increase investments in this part of the market while operating conditions continue to deteriorate. Over the quarter, there have been profit warnings for Iona Technologies and Datalex that resulted in share price falls of 30.4% and 62.9% respectively. Despite these difficulties the Fund continues to look for new growth opportunities and during the quarter, it purchased a position in Alphyra. Alphyra, which is focused on electronic transaction processing, has strong positions in both Ireland and the U.K. and aggressive expansion plans for Continental Europe.

     While conditions remain difficult in the technology and telecommunications industry, the Fund continues to see many solid opportunities in Irish growth stocks outside of these sectors. For example, our investment in Ryanair, the low-cost airline, has proved resilient in the face of extraordinary difficulties in the global aviation industry. The stock declined by 12.6% in the quarter under review, during which, the company reported a 34% increase in operating profits for its half year to the end of September 2001. Ryanair's operating performance, and relative share price performance, is in stark contrast to most international airlines. Jurys Doyle Hotel Group share price declined by 30.9% over the quarter as the events of September 11th created further difficulties for an already weak tourist industry. Our long-term confidence in Jurys, as a growth stock, is bolstered by its strong track record with its annual revenue and EPS having grown by 32.1% and 28.3%, respectively, over the past five years. CURRENT OUTLOOK

     The environment for equity investors remains challenging in a world where growth is how a scarce commodity. While it is difficult to predict when an upturn will occur, the recent significant declines in US and Euroland interest rates does provide support for equity markets.

     The Fund continues to position itself so that it will continue to be able to participate in the growth opportunities offered by Ireland's established and emerging growth companies. The Fund retains a fully invested position.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2001
                           (PERCENTAGE OF NET ASSETS)

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTAION OF DATA POINTS USED IN PRINTED GRAPHIC

Telecommunications ...........................   7.89
Technology ...................................   1.35
Publishing and Printing ......................   1.35
Pharmaceuticals ..............................  14.77
Hotels and Resorts 3.80
Food and Beverages ...........................  17.00
Financial ....................................  12.50
Consumer Goods ...............................  12.17
Construction and Buillding Materials .........  15.85
Computer Software and Services ...............   6.58
Other Assets .................................   2.36
Transportation ...............................   4.38

                TOP TEN HOLDINGS BY ISSUER AS OF OCTOBER 31, 2001

HOLDING                     SECTOR                              % OF NET ASSETS
-------                     ------                              ---------------
Kerry Group, Series A       Food and Beverages                         13.18%
CRH                         Construction and Building Materials        12.98%
Allied Irish Banks          Financial                                  11.09%
Elan Corporation PLC-ADR    Pharmaceuticals                             9.18%
Galen Holdings              Pharmaceuticals                             5.59%
United Drug                 Consumer Goods                              5.31%
Ryanair Holdings            Transportation                              4.38%
Jury's Doyle Hotel Group    Hotels and Resorts                          3.80%
Vodafone Group PLC          Telecommunications                          3.45%
ICON-ADR                    Consumer Goods                              3.44%

THE NEW IRELAND FUND, INC.

PORTFOLIO HOLDINGS

--------------------------------------------------------------------------------
October 31, 2001                                   Shares     Value (Note A)
----------------------------------------------------------------------------


COMMON STOCKS (97.64%)

COMMON STOCKS OF IRISH COMPANIES (88.60%)

COMPUTER SOFTWARE AND SERVICES (6.58%)
   Datalex Corporation*                               157,500 U.S. $     56,700
   Datalex Corporation-ADR*
     (One ADR Represents Two Ordinary Shares)         345,000           276,000
   IONA Technologies-ADR*                             124,300         1,491,600
   Riverdeep Group PLC-SPONSORED ADR*                  25,000           464,000
   Spectel Group Limited(DAGGER)(DAGGER)
   (8/4/00, 11/22/00-Cost $2,143,379)               1,520,248         2,200,641
                                                                    -----------
                                                                      4,488,941
                                                                    -----------
CONSTRUCTION AND BUILDING MATERIALS (15.85%)
   CRH                                                570,577         8,854,475
   Kingspan                                           800,000         1,959,847
                                                                    -----------
                                                                     10,814,322
                                                                    -----------
CONSUMER GOODS (12.17%)
   DCC                                                250,000         2,330,471
   ICON-ADR*                                           85,000         2,346,850
   United Drug                                        287,500         3,625,177
                                                                    -----------
                                                                      8,302,498
                                                                    -----------
FINANCIAL (12.50%)
   Allied Irish Banks                                 777,688         7,564,713
   FBD Holdings                                       260,000           960,109
                                                                    -----------
                                                                      8,524,822
                                                                    -----------
FOOD AND BEVERAGES (17.00%)
   Fyffes                                           1,635,000         1,796,556
   Greencore                                          352,568           812,917
   Kerry Group, Series A                              705,000         8,991,158
                                                                    -----------
                                                                     11,600,631
                                                                    -----------
HOTELS AND RESORTS (3.80%)
   Jury's Doyle Hotel Group                           431,792         2,590,074
                                                                    -----------
PHARMACEUTICALS (9.18%)
   Elan Corp. PLC-ADR*                                137,250         6,265,462
                                                                    -----------
PUBLISHING AND PRINTING (1.35%)
   Independent News & Media                           578,142           921,661
                                                                    -----------
TECHNOLOGY (1.35%)
   Horizon Technology*                              1,359,817     .     918,555
                                                                    -----------

--------------------------------------------------------------------------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (CONTINUED)
--------------------------------------------------------------------------------
October 31, 2001                                      Shares     Value (Note A)
--------------------------------------------------------------------------------


COMMON STOCKS OF IRISH COMPANIES (CONTINUED)

TELECOMMUNICATIONS (4.44%)
   Alphyra Group PLC*                                 540,000 U.S. $  2,139,980
   Conduit PLC - Registered Shares GDR*               125,000           551,657
   Parthus Technologies PLC*                          625,000           338,582
   Twelve Horses Ltd.(DAGGER)(DAGGER)
  (5/25/00-Cost $500,000)                             625,000                 0
                                                                    -----------
                                                                      3,030,219
                                                                    -----------
TRANSPORTATION (4.38%)
   Ryanair Holdings*                                  325,000         2,985,704
                                                                    -----------
TOTAL COMMON STOCKS OF IRISH COMPANIES
  (Cost $52,342,570)                                                 60,442,889
                                                                    -----------
COMMON STOCKS OF UNITED KINGDOM COMPANIES (9.04%)

PHARMACEUTICALS (5.59%)
   Galen Holdings                                     354,419         3,814,225
                                                                    -----------
TELECOMMUNICATIONS (3.45%)
   Vodafone Group PLC                               1,018,885         2,356,025
                                                                    -----------
TOTAL COMMON STOCKS OF UNITED KINGDOM COMPANIES
   (Cost U.S. $5,536,013)                                             6,170,250
                                                                    -----------
TOTAL INVESTMENTS BEFORE FOREIGN CURRENCY
   ON DEPOSIT (Cost $57,878,583)                              U.S. $ 66,613,139
                                                                    -----------
                                                      FACE
FOREIGN CURRENCY ON DEPOSIT (1.41%)                   VALUE
   (Interest Bearing)                                -------

   British Pounds Sterling                  (pound)   455,876 U.S. $    662,986
   Euro                                           A   330,249           297,443
                                                                    -----------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $961,380)**                                                    960,429


TOTAL INVESTMENTS - (99.05%)
   (Cost $58,839,963)                                                67,573,568

OTHER ASSETS AND LIABILITIES (0.95%)                                    649,726

NET ASSETS (100.00%)                                          U.S. $ 68,223,294


--------------------------------------------------------------------------------
     * Non-income producing security.

    ** Foreign  currency  held on deposit at the Bank of Ireland.

(DAGGER) Not readily marketable.

(DAGGER)(DAGGER)Not readily marketable and non-income producing security. Dates represent acquisition date.

   ADR  -American Depository Receipt traded in U.S. dollars
   GDR  -Global Depository Receipt traded in U.S. dollars

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------
October 31, 2001
--------------------------------------------------------------------------------


ASSETS:
   Investments, at value (Cost $57,878,583) (Note A)
       See accompanying schedule                               U.S. $66,613,139
   Cash                                                                 586,381
   Foreign currency (Cost $961,380)                                     960,429
   Receivable for investment securities sold                            206,964
   Dividends receivable                                                 110,759
   Prepaid expenses                                                      23,577
                                                                    -----------
       Total Assets                                                  68,501,249
                                                                    -----------
LIABILITIES:
   Payable for Fund shares redeemed                                      66,380
   Investment advisory fee payable (Note B)                              43,513
   Directors' fees and expenses (Note C)                                 39,469
   Accrued legal fees payable                                            32,596
   Accrued audit fees payable                                            28,900
   Administration fee payable (Note B)                                   15,417
   Consulting fee payable (Note B)                                       13,750
   Custodian fees payable (Bank of Ireland) (Note B)                      2,404
   Custodian fees payable (Chase Manhattan Bank) (Note B)                 9,899
   Transfer agent fees payable                                            9,253
   Accrued expenses and other payables                                   16,374
                                                                    -----------
       Total Liabilities                                                277,955
                                                                    -----------
NET ASSETS                                                          $68,223,294
                                                                    ===========
ATOCTOBER 31, 2001 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
   Authorized 20,000,000 Shares;
   Issued and Outstanding 5,136,135 Shares                     U.S. $    51,361
   Additional Paid-in Capital                                        55,739,618
   Undistributed Net Investment Income                                  174,323
   Accumulated Net Realized Gain                                      3,525,077
   Unrealized Appreciation of Securities,
     Foreign Currency and Net Other Assets                            8,732,915
                                                                    -----------
TOTAL NET ASSETS                                               U.S. $68,223,294
                                                                    ===========
NET ASSET VALUE PER SHARE
   (Applicable to 5,136,135 outstanding shares)
   (authorized 20,000,0000 shares)

(U.S. $68,223,294 / 5,136,135)                                 U.S. $     13.28
                                                                    ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                             For the year Ended
                                                              October 31, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividends (Net of Withholding Taxes of U.S. $1,659)       U.S.  $  1,263,683
   Interest                                                              93,890
                                                                   ------------
TOTAL INVESTMENT INCOME                                               1,357,573
                                                                   ------------
EXPENSES
   Investment Advisory Fee (Note B)        U.S.  $    620,297
   Administration Fee (Note B)                        185,000
   Consulting Fee (Note B)                            165,000
   Directors' Fees and Expenses (Note C)              140,000
   Legal Fees                                          86,000
   Custodian Fees (Note B)                             87,824
   Other                                              201,697
                                                 ------------
TOTAL EXPENSES                                                        1,485,818
                                                                   ------------
NET INVESTMENT LOSS                                                    (128,245)
                                                                   ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS (NOTE D)
  Realized Gain on:
    Securities Transactions                         3,553,641
    Foreign Currency Transactions                     336,395
                                                 ------------
  Net Realized Gain on Investments

    During the Year                                                   3,890,036
                                                                   ------------
   Net Change in Unrealized Appreciation of:
    Securities                                    (23,464,840)
    Foreign Currency and Net Other Assets             (32,435)
                                                 ------------
  Net Unrealized Depreciation of Investments

    During the Year                                                 (23,497,275)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                     (19,607,239)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                            U.S. $(19,735,484)
                                                                   ============


                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                              Year Ended          Year Ended
                                           October 31, 2001    October 31, 2000
--------------------------------------------------------------------------------

Net Investment Income/Loss                 U.S.  $  (128,245) U.S. $    695,441
Net Realized Gain on Investments                   3,890,036         11,841,158
Net Unrealized Depreciation
   of Investments, foreign currency holdings
   and net other assets                          (23,497,275)        (3,797,928)
                                                 -----------       ------------
Net Increase/(Decrease) in Net Assets

   Resulting from Operations                     (19,735,484)         8,738,671

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net Investment Income                             (33,827)          (633,156)
   Net Realized Gains                            (12,560,475)        (8,037,423)
                                                 -----------       ------------
Net Increase/(Decrease) in Net Assets            (32,329,786)            68,092
                                                 -----------       ------------

CAPITAL SHARE TRANSACTIONS:
   Value of 176,200 and 268,700 Shares
     Repurchased, respectively (Note F)           (2,030,354)        (3,908,180)
   Value of shares issued to shareholders in
     connection with a stock distribution (Note E) 7,507,964                 --
                                                 -----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                    5,477,610         (3,908,180)
                                                 -----------       ------------

NET ASSETS
   Beginning of year                              95,075,470         98,915,558
                                                 -----------       ------------
   End of Year (Including Undistributed
     Net Investment Income of $174,323
     and $0, respectively)                 U.S.  $68,223,294  U.S. $ 95,075,470
                                                 ===========       ============

--------------------------------------------------------------------------------
THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS  (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR)
--------------------------------------------------------------------------------


                                                         Year Ended October 31,
                            ---------------------------------------------------------------------------------
                                   2001             2000            1999        1998(DAGGER)    1997(DAGGER)
-------------------------------------------------------------------------------------------------------------

Operating Performance:
Net Asset Value,
  Beginning of Year         U.S. $ 20.06      U.S. $ 19.75    U.S. $ 21.36    U.S.$  19.99    U.S.$  16.90
                                 -------           -------         -------        --------        --------
Net Investment Income/(Loss)       (0.02)             0.15            0.13            0.07            0.14
Net Realized and Unrealized
  Gain/(Loss) on Investments       (3.65)             1.59           (0.60)           2.07            3.53
                                 -------           -------         -------        --------        --------
Net Increase/(Decrease) in
  Net Assets Resulting from
  Investment Operations            (3.67)             1.74           (0.47)           2.14            3.67
                                 -------           -------         -------        --------        --------
Distributions to Shareholders
  from:
  Net Investment Income            (0.01)            (0.13)             --           (0.07)          (0.22)
  Net Realized Gains               (2.65)            (1.60)          (1.14)          (0.70)          (0.36)
                                 -------           -------         -------        --------        --------
Total from Distributions           (2.66)            (1.73)          (1.14)          (0.77)          (0.58)
                                 -------           -------         -------        --------        --------
Anti-Dilutive/(Dilutive) Impact
  of Capital Share
  Transactions                     (0.45)(DAGGER)     0.30              --              --              --
                                 -------           -------         -------        --------        --------
Net Asset Value,
  End of Year                U.S.$ 13.28       U.S.$ 20.06    U.S. $ 19.75    U.S.$  21.36    U.S. $ 19.99
                                 =======           =======         =======        ========        ========
Share Price, End of Year     U.S.$ 11.02       U.S.$ 15.19    U.S. $ 16.38    U.S.$  17.88    U.S. $ 15.75
                                 =======           =======         =======        ========        ========
Total Investment Return(a)       (23.76%)           13.27%          (2.79%)         11.68%          23.04%
                                 =======           =======         =======        ========        ========
Total Investment Return(b)       (12.73%)            3.43%          (3.30%)         18.42%          17.03%
                                 =======           =======         =======        ========        ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
  End of Year (000's)        U.S.$68,223      U.S. $95,075    U.S. $98,916    U.S.$107,005    U.S.$100,121
Ratio of Net Investment
  Income/(Loss) to Average
  Net Assets                     (0.16)%             0.70%        0.53%               0.33%          0.78%
Ratio of Operating Expenses
  to Average Net Assets            1.80%             1.42%        1.33%               1.37%          1.54%
Portfolio Turnover Rate              35%               34%          13%                  9%            11%



(a) Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(DAGGER) Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $(0.53) per share impact for the new shares issued as Capital Gain Stock Distribution.

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


     The New Ireland Fund, Inc. (the "Fund") (formerly The Irish Investment Fund, Inc.) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. On March 13, 2001, the Directors approved an investment policy change intended to reflect recent changes in the Irish economy. The revised investment strategy of the Fund involves a greater bias than formerly towards high-growth Irish companies, including listed and unlisted firms, drawn heavily from the technology, telecommunications and healthcare sectors.

A.   SIGNIFICANT ACCOUNTING POLICIES:

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available is determined in good faith at fair value using estimation methods approved by the Board of Directors. At October 31, 2001 the Fund held 3.2% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $2,643,379 and fair value of $2,200,641. Short-term securities that mature in 60 days or less are valued at amortized cost.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: The Fund intends to distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and substantially all of its net realized capital gains, if any. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and characterization of distributions made by the Fund.

     Permanent differences incurred during the year ended October 31, 2001, resulting from differences in book and tax accounting have been reclassified at year end to reflect an increase in undistributed net investment income by $336,395 and a decrease in accumulated net realized gain on securities sold by $336,395. During the year ended October 31, 2001, the fund recharacterized distributions of $33,827 from capital gains to net investment income.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the bid price of such currencies against U.S. dollars last quoted by a major bank as follows: assets and liabilities at the closing rates of exchange on the valuation date; security transactions and investment income and expenses at the closing rates of exchange on the dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2001.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     OTHER: In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPAAudit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the guide will have significant effect on the financial statements.

B.   MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Under the Investment Advisory Agreement, the Fund pays a monthly

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


fee at an annualized rate equal to 0.75% of the value of the average net assets of the Fund up to the first $100 million and 0.50% of the value of the average weekly net assets of the Fund on amounts in excess of $100 million.

     The Fund has entered into a Consulting Agreement with Salomon Brothers Asset Management Inc. (SBAM). Under this agreement, SBAM evaluates trends in the closed-end fund marketplace, and provides Fund management with future Fund development options and comparative fund analysis. In addition, SBAM provides investor services to existing and potential shareholders. The Fund pays SBAM an annual fee of $165,000 payable monthly.

The Fund has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. The Fund pays PFPC Inc. an annual fee of $185,000 payable monthly.

     The Fund has entered into an agreement with The Chase Manhattan Bank to serve as custodian of the Fund's assets held outside of Ireland. During the year ended, October 31, 2001, the Fund paid The Chase Manhattan Bank U.S. $16,574. Bank of Ireland serves as the Fund's custodian of the Fund's assets held in Ireland. During the year ended, October 31, 2001, the Fund paid U.S. $71,250 in custodian fees to Bank of Ireland.

     For the year ended,  October 31, 2001,  the Fund incurred  total  brokerage
commissions  of  U.S.   $89,096,   of  which  U.S.  $24,385  was  paid  to  Davy
Stockbrokers, an affiliate of Bank of Ireland Asset Management.

C.   DIRECTORS FEES:
     The Fund currently pays each Director who is not a managing director, officer or employee of Bank of Ireland Asset Management or any affiliate thereof, an annual retainer of U.S. $11,500, plus U.S. $1,000 for each meeting of the Board of Directors or Committee of the Board attended in person or via telephone and any stockholder meeting attended in person not held on the same day as a meeting of the Board. The Fund pays the Chairman of the Board of Directors of the Fund an additional U.S. $13,500 annually. Each Director is reimbursed for travel and certain out-of-pocket expenses.

D.   PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended, October 31, 2001, excluding U.S. government and short-term investments, aggregated U.S. $28,645,661 and U.S. $33,386,192, respectively.

     At October 31, 2001, aggregate gross unrealized appreciation for all securities (excluding foreign currency on deposit) in which there was an excess value over tax cost was U.S. $18,440,304, and aggregate gross unrealized depreciation for all securities (excluding foreign currency on deposit) in which there was an excess of tax cost over value was U.S. $9,705,748. Also on this date, the tax cost of securities for Federal Income tax purposes is $57,878,583.

E.   COMMON STOCK:

     For the year ended, October 31, 2001, the Fund issued 572,035 shares in connection with stock Distribution in the amount of $7,507,964.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     On December 14, 1989, 9,000 shares of the Fund's common stock were issued to Bank of Ireland Asset Management. On October 31, 2001 Bank of Ireland held 9,000 shares representing 0.18% of the Fund's total issued shares.

F.   SHARE REPURCHASE PROGRAM:
     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended, October 31, 2001, the Fund repurchased 176,200 (3.72% of the shares outstanding at October 31, 2000 year end) of its shares for a total cost of $2,030,354, at a weighted average discount of 17.42% of net asset value.

     For the fiscal year ended October 31, 2000, the Fund repurchased 268,700 (5.36% of the shares outstanding at inception of the repurchase program) of its shares for a total cost of $3,908,180, at a weighted average discount of 26.38% of net asset value.

G.   MARKET CONCENTRATION:
     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

THE NEW IRELAND FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------





To the Board of Directors and Shareholders of The New Ireland Fund, Inc.:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. (the "Fund") (formerly The Irish Investment Fund, Inc.) at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts

December 18, 2001

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                                   (UNAUDITED)
--------------------------------------------------------------------------------

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to stockholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan approved by the Fund's Board of Directors (the "Plan"), each stockholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the stockholder elects to receive distributions in cash. Investors who own Fund shares registered in street name may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These stockholders should consult their broker-dealer for details. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by American Stock Transfer & Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The Irish Investment Fund, Inc.

     The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
                             (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of stockholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 40 Wall Street, New York, New York, 10005, telephone number (718) 921-8283.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED)

     Pursuant to Internal Revenue Code Section 852(b)(3), the amount of long-term capital gains designated for the fiscal year ended October 31, 2001 were $10,653,075.

                             MEETING OF STOCKHOLDERS
                                   (UNAUDITED)

--------------------------------------------------------------------------------
     On June 21, 2001,  the Fund held its Annual  Meeting of  Stockholders.  The following Directors were elected by the following votes: James J. Boyle--4,177,937 For; 121,082 Abstaining; Denis P. Kelleher--4,177,937 For; 121,082 Abstaining; and James M. Walton--4,176,274 For; 122,745 Abstaining. William P. Clark,Denis Curran and Peter J. Hooper continue to serve in their capacities as Directors of the Fund.

                                 DIRECTOR'S FEES
--------------------------------------------------------------------------------
     See note "C" in Notes to Financial Statements

                        INVESTMENT POLICY/RISK DISCLOSURE
--------------------------------------------------------------------------------
     On March 13, 2001, the Directors approved an investment policy change intended to reflect recent changes in the Irish economy. The revised investment strategy of the Fund involves a greater bias than formerly towards high-growth Irish companies, including listed and unlisted firms, drawn heavily from the technology, telecommunications and healthcare sectors. The same risks attendant in concentrating investments in specific market secors, as well as in unlisted firms, apply to Irish markets as they do to markets worldwide.These risks include sensitivity to market fluctuations and the illiquidity of certain investments.

     In addition, in compliance with a recently adopted SEC rule, the Fund is required to invest 80% (formerly 65%) of its assets in Irish companies.

                              FUND'S PRIVACY POLICY
--------------------------------------------------------------------------------

     The  New  Ireland  Fund,  Inc.   appreciates   the  privacy   concerns  and
expectations of its registered stockholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered stockholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

   (BULLET) Directly from the registered stockholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

   (BULLET) From the registered stockholder's broker as the shares are initially transferred into registered form. Except as permitted by law, the Fund does not disclose any Information about its current or former registered stockholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's stockholders. The Fund maintains physical, electronic, and procedural safeguards to protect the stockholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered stockholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                       This Page Left Blank Intentionally.

--------------------------------------------------------------------------------
                           THE NEW IRELAND FUND, INC.
                             DIRECTORS AND OFFICERS

                     Peter J. Hooper   - CHAIRMAN OF THE BOARD
                     James J. Boyle    - DIRECTOR
                     William P. Clark  - DIRECTOR
                     Denis Curran      - PRESIDENT AND DIRECTOR
                     Denis P. Kelleher - DIRECTOR
                     James M. Walton   - DIRECTOR
                     Richard H. Rose   - TREASURER
                     Hugh Carter       - ASSISTANT TREASURER
                     Linda J. Hoard    - SECRETARY

                          PRINCIPAL INVESTMENT ADVISOR
                 Bank of Ireland Asset Management (U.S.) Limited
                               75 Holly Hill Lane
                          Greenwich, Connecticut 06830

                                   CONSULTANT
                              Salomon Smith Barney
                           125 Broad Street, 9th Floor
                            New York, New York 10004

                                  ADMINISTRATOR
                                    PFPC Inc.
                               101 Federal Street
                           Boston, Massachusetts 02110

                                   CUSTODIANS
                                 Bank of Ireland
                               Lower Baggot Street
                                Dublin 2, Ireland
                              Chase Manhattan Bank
                            Global Investor Services
                      4 Chase Metro Tech Center 18th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer &Trust Company
                                 40 Wall Street
                            New York, New York 10005

                                  LEGAL COUNSEL
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                               160 Federal Street
                                Boston, MA 02110

                                 CORRESPONDENCE
                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                                  c/o PFPC Inc.
                               101 Federal Street
                                    6th Floor
                           Boston, Massachusetts 02110

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)
                                WEBSITE ADDRESS:
                             www.newirelandfund.com

--------------------------------------------------------------------------------
IR-AR10/01